PennyMac Mortgage Investment Trust August 1, 2019 Second Quarter 2019 Earnings Report Exhibit 99.2

2Q19 Earnings Report This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements

Second Quarter Highlights 2Q19 Earnings Report (1) Annualized return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period. (2) Consists of delegated and non-delegated conventional conforming and non-Agency loans and includes conventional loans acquired from PennyMac Financial Services, Inc. (NYSE: PFSI). Net income attributable to common shareholders of $38.0 million; diluted earnings per common share of $0.50 Annualized return on average common equity of 10%(1) Dividend of $0.47 per common share declared on June 26, 2019 and paid on July 30, 2019 Book value per common share increased to $20.79 from $20.72 at March 31, 2019 Segment pretax results: Credit Sensitive Strategies: $33.0 million; Interest Rate Sensitive Strategies: $(1.9) million; Correspondent Production: $16.2 million; Corporate: $(13.9) million Results reflect: Solid performance from government-sponsored enterprise (GSE) credit risk transfer (CRT) investments and strong correspondent production results Agency mortgage-backed securities (MBS) and interest rate hedges substantially offset the market-driven valuation impact of declining interest rates on mortgage servicing rights (MSR) and excess servicing spread (ESS) investments Strong correspondent production trends drove investment growth in CRT and MSRs Conventional correspondent loan production totaled $12.2 billion in unpaid principal balance (UPB), up 35% from the prior quarter and 101% from 2Q18(2) CRT deliveries totaled $9.3 billion in UPB, resulting in a firm commitment to purchase $324 million of CRT securities Added $153 million in new MSRs

Second Quarter Highlights (continued) 2Q19 Earnings Report (1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of these transactions or that these transactions will be completed at all. Other investment and financing activities: Settled PMT’s fifth CRT transaction totaling $933 million in face amount; currently delivering loans to Fannie Mae under a commitment for our sixth CRT transaction Issued $638 million of 4-year term notes to finance PMT’s fourth settled CRT transaction, further adding duration and improving its capital efficiency Completed the sale of non-performing loans totaling $42 million in UPB from the distressed portfolio Increased organic investment opportunities and strong results drove successful capital raises totaling $214 million in net proceeds Raised $170 million from an issuance of 8.1 million common shares in an underwritten equity offering Raised $44 million through the “At The Market” (ATM) common equity program, issuing 2.1 million shares Notable activity after quarter end: Entered into an agreement after the quarter end to sell approximately $115 million in UPB of nonperforming and reperforming loans(1) Remaining distressed loans after the sale are expected to total $18 million in UPB

6 5 Current Market Environment 2Q19 Earnings Report Average 30-year fixed rate mortgage(1) The Federal Reserve recently cut the Fed Funds rate by 25 basis points, with additional cuts expected by year end The U.S. economic outlook has weakened, weighed down by global growth concerns and uncertainty around trade tensions The average 30-year fixed rate mortgage ended the second quarter at 3.73%, 0.33% lower than at March 31st Decline has resulted in higher refinance activity and increases to 2019 origination forecasts Approximately 50% of mortgages in Agency MBS now eligible for refinance (75% of 2017 - 2019 vintages)(3) Purchase originations are expected to grow supported by moderating home price appreciation and low mortgage rates Mortgage delinquency rates remain near all-time lows, but increased slightly from the prior quarter end The total U.S. loan delinquency rate ended the quarter at 3.73%, up slightly from 3.65% at March 31, 2019(4) Spreads on seasoned GSE CRT securities widened slightly relative to 1Q19 due to faster prepayment expectations, while newer issue CRT spreads tightened slightly 4.06% 3.73% (1) Freddie Mac Primary Mortgage Market Survey. 3.75% as of 7/25/19 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Citi Research (4) Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(2) 2016 2017 2018 2019E 2020E 2021E New home sales ('000s) 560.91666666666697 616.16666666666697 619.5 664 661.5 682 Actual: Census BureauForecast: MBA, FNMA Existing home sales ('000s) 5440 5546.6666666666697 5339 5373 5460 5559 Actual: NARForecast: MBA, FNMA Total originations ($ in billions) $2,065 $1,810 $1,630 $1,730.3333333333333 $1,683.6666666666667 $1,740 Actual: IMFForecast: MBA, FNMA, FHLMC Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,210 $1,246.6666666666667 $1,308 Actual: IMFForecast: MBA, FNMA, FHLMC U.S. Home Price Appreciation(Y/Y % Change) 5.8% 6.9% 6.3% 4.3% 3.3% 2.6% Actual: FHFA HPIForecast: MBA, FNMA, FHLMC Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report July 2019 2019 2020 2021 MBA New home sales 665 670 682 43663 Existing home sales 5371 5450 5531 Total originations 1737 1683 1740 Purchase originations 1254 1273 1308 US HPI 4.7% 3.5% 2.6% FNMA New home sales 660 652 43656 Existing home sales 5351 5419 Total originations 1752 1691 Purchase originations 1198 1235 US HPI 5.3999999999999999E-2 3.6999999999999998E-2 FHLMC Total originations 1774 1715 43663 Purchase originations 1189.82 1242.191 US HPI 3.5999999999999997E-2 2.7E-2 June 2019 2019 2020 2021 MBA New home sales 665 670 682 Existing home sales 5394 5499 5559 Total originations 1737 1683 1740 Purchase originations 1254 1273 1308 US HPI 4.7% 3.5% 2.6% FNMA New home sales 663 653 Existing home sales 5352 5421 Total originations 1680 1653 Purchase originations 1186 1225 US HPI 4.5999999999999999E-2 2.9000000000000001E-2 FHLMC Total originations 1774 1715 Purchase originations 1190 1242 US HPI 3.5999999999999997E-2 2.7E-2 May 2019 2019 2020 2021 MBA New home sales 657 668 682 Existing home sales 5378 5522 5678 Total originations 1682 1683 1740 Purchase originations 1244 1273 1308 US HPI 3.8% 2.6% 1.9% FNMA New home sales 659 653 Existing home sales 5355 5419 Total originations 1655 1644 Purchase originations 1183 1226 US HPI 4.5999999999999999E-2 2.9000000000000001E-2 FHLMC Total originations 1733 1701 Purchase originations 1163.607 1237.79 US HPI 3.5999999999999997E-2 2.5999999999999999E-2 April 2019 2019 2020 2021 MBA New home sales 645 672 696 Existing home sales 5484 5597 5802 Total originations 1659 1683 1740 Purchase originations 1244 1273 1308 US HPI 4.4999999999999998E-2 0.03 1.9E-2 FNMA New home sales 632 660 Existing home sales 5338 5454 Total originations 1594 1637 Purchase originations 1176 1238 US HPI 4.2000000000000003E-2 2.8000000000000001E-2 FHLMC Total originations 1672 1669 Purchase originations 1166.662 1236.53 US HPI 3.5000000000000003E-2 2.5000000000000001E-2

PMT’s Investment Activity by Strategy During the Quarter 2Q19 Earnings Report (1) The fair value of CRT investments is reflected on the balance sheet as deposits securing CRT arrangements, firm commitments to purchase CRT securities and derivative and credit risk transfer strip assets, net of the interest-only security payable. Presented on a pro forma basis that reflects the face amount of firm commitment to purchase CRT securities. (2) Changes in fair value of CRT investments included the accrual of carry on firm commitments reflected in income as well as changes in fair value upon settlement of a CRT transaction Credit Sensitive Strategies Interest Rate Sensitive Strategies Long-term mortgage asset Asset Balance (3/31/19) New investments Runoff / liquidations Fair value changes(2) Asset Balance(6/30/19) Credit Risk Transfer(1) $2,201.9190000000003 $324.25900000000001 $-3.8330000000005384 $38.262999999999998 $2,560.6079999999997 Distressed loans & REO $223.63299999999998 $0 $-45.249999999999972 $-6.1020000000000003 $172.28100000000001 MSR & ESS $1,361.989 $153.42699999999999 $-54.341846940000096 $-,140.49115306000002 $1,320.5829999999999 Agency MBS $2,589.1060000000002 $81.201999999999998 $-91.186166210000465 $21.235166209999996 $2,600.357 Total $6,376.6470000000008 $558.88800000000003 $-,194.61101315000107 $-87.094986850000026 $6,653.8289999999997

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics) and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements (3) ROE calculated as a percentage of segment equity (4) ROE calculated as a percentage of total equity Run-Rate Return Potential from PMT’s Investment Strategies 2Q19 Earnings Report New investments in CRT and MSRs are accretive to and drive PMT’s overall return potential Includes the deployment of recent capital raises into CRT and MSRs Pace of deployment driven by PMT’s correspondent production MBS to offset the interest rate sensitivity of a growing MSR asset Correspondent production return potential reflects a modest improvement to the highly competitive market Impact of distressed loans and real estate owned (REO) expected to diminish significantly given recent sales and commitments to sell substantially all of the remaining loans ($ in millions, except EPS) Annualized Return on Equity (ROE) WA Equity Allocated (%)(1) Credit sensitive strategies: GSE credit risk transfer(2) 0.2052246450611557 0.43633664387126125 Distressed loan & REO investments -2.6% 2.9710486841690368E-2 Other credit sensitive strategies 0.16504018411320107 3.9551197369572496E-3 Net credit sensitive strategies 0.19025078009681315 0.47000225044990884 Interest rate sensitive strategies: MSRs (incl. recapture) 0.12927279496709626 0.2266849252030895 ESS (incl. recapture) 0.10567412097168483 3.4570769212617633E-2 Agency MBS 0.19884178616791393 5.9147500464445973E-2 Non-Agency senior MBS (incl. jumbo) 0.22467131314982439 1.2814000110111688E-3 Interest rate hedges(3) -3.4% n/a Net interest rate sensitive strategies 0.10597010946733647 0.3216845948911643 Correspondent production 0.21606832539006821 9.2124564791585331E-2 Cash, short term investments, and other .4% 0.11618858986734143 Management fees & corporate expenses(4) -2.9% Net Corporate(4) -2.9% Provision for income tax expense(4) -0.6% Net income 0.10856642817425606 1 Dividends on preferred stock 8.3% 0.13602038959616611 Net income attributable to common shareholders 0.11255573674181719 0.86397961040383386 Diluted EPS $0.56000000000000005 1ROE calculated as a percentage of total strategy equity 2ROE calculated as a percentage of total equity

Mortgage Investment Activities

Correspondent Production Volume and Mix (UPB in billions) (1) Includes delegated and non-delegated acquisitions (2) For delegated government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (3) Conventional conforming and non-Agency interest rate lock commitments (4) Based on funded loans subject to fulfillment fees Correspondent Production Highlights 2Q19 Earnings Report (2) Correspondent acquisitions from nonaffiliates in 2Q19 totaled $21.7 billion in UPB, up 44% Q/Q and 45% Y/Y(1) 51% conventional loans; 49% government loans Conventional conforming acquisitions of $10.7 billion in UPB, up 32% Q/Q and 99% Y/Y Government acquisitions of $10.6 billion in UPB, up 57% Q/Q and 11% Y/Y Acquired $1.1 billion in UPB of conventional loans originated by PFSI, up 54% Q/Q and 69% Y/Y Conventional lock volume of $12.6 billion in UPB, up 41% Q/Q and 110% Y/Y(3) July correspondent acquisitions totaled $10.3 billion in UPB; locks totaled $10.8 billion in UPB CLG Fundings ($ in millions) 4Q15 2Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Conventional loans 3,460.344691769993 5,171.1909999999998 $7.4924460000000002 $4.6319049999999997 $5.9180260000000002 $6.530036 $5.89115040074 $4.2256309999999999 $5.3963696957799998 $7.5008470168200008 $9.0497453661300025 $8.1301551775100016 $10.736873579099999 Government loans 6,557.7966368400066 9,433.2540000000008 $12.544392 $9.2801719999999985 $10.392396 $10.873405 $9.5048030605200005 $8.8304058649199995 $9.5460321426500006 $8.970207506939996 $8.8851505081599989 $6.7519281152599993 $10.57401382494 Jumbo loans 11.848043619999997 2.8279999999999998 $5.2700000000000002E-4 $0 $0 $0 $8.4138509400000002E-3 $8.6219370999999993E-3 $4.6743108199999994E-3 $5.3966220799999999E-3 $4.2041602899999999E-3 Non-delegated loans $7.454083249E-2 $0.11993388572999999 $0.17350670600000001 $0.40246240699999997 Total Correspondent Production 10,029.98937223 14,607.272999999999 $20.037365000000001 $13.912076999999998 $16.310421999999999 $17.403441000000001 $15.39595346126 $13.056036864919999 $14.950815689370001 $16.554217293349996 $18.059504070839999 $15.060986620850001 $21.717553971330002 Conventional and Jumbo Total 3,472.1927353899928 5,174.190000000002 $7.4929730000000001 $4.6319049999999997 $5.9180260000000002 $6.530036 $5.89115040074 $4.2256309999999999 $5.4047835467200001 $7.5094689539200008 $9.0544196769500029 $8.1355517995900009 $10.741077739389999 CLG Locks Conventional 3,629.6939809999999 5,957.3439829999998 6.9251964519999998 5.1843501210000005 7.0215815609999996 6.3563441639400002 6.2932366228800003 4.3919986880000002 6.0907790369999999 $8.5353469400000002 $9.8306182300000007 $8.9736361389999999 $12.627741751 Government 7,001.4297729999998 10,023.369957000001 12.289472867000001 9.2919195020000007 11.209338515000001 10.9993008760595 9.5708870151197001 9.1622598610001003 10.0820198199998 $9.1457154989998006 $8.9917640179998006 $7.3852669409998999 $12.028369231999902 Jumbo 14.105402 7.1311499999999999 1.6956E-3 0 0 0 1.289655E-2 5.9452491000000003E-2 $3.2869286999999997E-2 $1.6673044999999997E-2 $1.332025E-2 $1.4479428999999997E-2 Non-delegated $0.14384401999999999 $0.22710090400000002 $0.35995399000000006 $0.63615033200000004 Total locks 10,645.23 15,987.845090000001 19.216364919000004 14.476269623 18.230920076 $17.355645039999501 $15.8641236379997 $13.5671550990001 $16.232251347999799 $17.857775745999803 $18.839055292999799 $16.732177319999899 $25.306740743999903 Conventional and Jumbo Locks 3,643.799383 5,964.4751329999999 $6.9268920519999995 $5.1843501210000005 $7.0215815609999996 $6.3563441639400002 $6.2932366228800003 $4.4048952379999999 $6.1502315279999999 $8.5682162270000006 $9.8472912749999999 $8.9869563889999995 $12.64222118 Key Financial Metrics 1Q19 2Q19 Pretax income as a percentage of interest rate lock commitments(3) 2.1640937283588519E-4 5.9999999999999995E-4 Fulfillment fee(4) 3.3999999999999998E-3 2.8E-3 Selected Operational Metrics 1Q19 2Q19 Correspondent seller relationships 743 752 Purchase money loans, as a % of total acquisitions 0.85 0.79

GSE CRT Investments Continue Growth Trajectory and Strong Performance Settled PMT’s fifth CRT transaction during 2Q19 Delivering loans to Fannie Mae under a commitment for our sixth CRT transaction Delivered $9.3 billion in UPB of loans during the quarter resulting in a firm commitment to purchase $324 million of CRT securities Credit performance of the loans underlying our CRT investments remains strong and in line with expectations Note: See slides 14, 15 and 24 - 27 for financial performance and additional details regarding CRT investments (1) The fair value of CRT investments is reflected on the balance sheet as deposits securing CRT arrangements, firm commitments to purchase CRT securities and derivative and credit risk transfer strip assets, net of the interest-only security payable. Presented on a pro forma basis that reflects the face amount of firm commitment to purchase CRT securities, and the commitment to fund deposits securing CRT agreements, as applicable, for each period shown. (2) FICO and LTV metrics at origination for the population of loans remaining as of the date presented CRT Investments(1) ($ in millions) 2Q19 Earnings Report 2Q18 3Q18 4Q18 1Q19 2Q19 43281 43373 43465 43555 6/30/2019 Selected metrics for quarter ended(2): Deposits securing CRT agreements $651.20399999999995 $662.62400000000002 $1,146.501 $1,137.2829999999999 $2,060.6120000000001 Underlying UPB of loans ($ in billions) $32.9 $38.700000000000003 $46.3 $52.9 $59.607726750300003 Derivative assets $119.169 $126.354 $123.98699999999999 $130.447 $124.033 WA FICO 747 746 746 746 746.81797642090623 Commitments to fund deposits securing CRT agreements $597.06600000000003 $578.50800000000004 $0 $0 $0 WA LTV 0.80400000000000005 0.80200000000000005 0.80600000000000005 0.82899999999999996 0.83208035204006803 Face amount of firm commitment to purchase CRT securities $57.823 $294.69799999999998 $605.05200000000002 $886.96900000000005 $324.25900000000001 60+ Days Delinquent % o/s UPB .289% .238% .259% .267% .267% Fair value of firm commitment $4.4260000000000002 $18.748999999999999 $37.994 $79.784000000000006 $15.581 Actual losses ($ in millions) $0.18100000000000005 $0.44300000000000006 $0.68100000000000005 $0.89500000000000002 $0.88199999999999967 Credit risk transfer strip $62.478999999999999 Cumulative lifetime losses ($ in millions) $2.4950000000000001 $2.9380000000000002 $3.6190000000000002 $4.5140000000000002 $5.3959999999999999 Interest-only security payable at fair value $-7.6520000000000001 $-8.8209999999999997 $-36.011000000000003 $-32.564 $-26.356000000000002 Total $1,422.359999999998 $1,672.1120000000003 $1,877.5229999999999 $2,201.9190000000003 $2,560.6079999999997 Firm commitment to purchase CRT security at FV 43281 43373 43465 43555 6/30/2019 Funded investments $762.72099999999989 $780.15700000000004 $1,234.4770000000001 $1,235.1659999999999 $2,220.7679999999996 Unfunded commitments $659.31500000000005 $891.95500000000004 $643.04600000000005 $966.75300000000004 $339.84000000000003 Total $1,422.360000000001 $1,672.1120000000001 $1,877.5230000000001 $2,201.9189999999999 $2,560.6079999999997

2Q19 Earnings Report Continuing To Grow Term Financing for CRT Investments Outstanding term financing for PMT’s CRT investments grew to $934 million at June 30, 2019 Term notes reduce margin call risk and associated internal cash reserves CRT 5 currently financed with securities repurchase agreements Plan to pursue secured term financing for this investment later in 2019 (1) PMT is currently in the aggregation period delivering loans to Fannie Mae under a commitment for a sixth CRT transaction. UPB represents the volume delivered through June 30, 2019. (2) As of June 30, 2019 Transaction CRTs 1-3 CRT 4 CRT 5 CRT 6(1) Status Funded Funded Funded In aggregation UPB ($ in billions) $8 $20.100000000000001 $22.4 $9.1999999999999993 Face Amount(2) ($ in millions) $361.98714381000002 $766.39444695999998 $932.22994800995843 $324.25859636873031 Financing • Financed with $296 million of secured term notes • Financed with $638 million of secured term notes issued in June • Financed with $756 million of securities repurchase agreements • Commitment to acquire CRT securities Financing Term 3-year 4-year 30 days N/A

MSR investments decreased modestly to $1.1 billion driven by fair value losses resulting from the decline in mortgage rates during the quarter and expectations for higher prepayments in the future Partially offset by the addition of $153 million in new MSR investments from new production volume UPB associated with MSR investments increased to $106.2 billion from $99.3 billion at March 31, 2019 ESS investments relating to bulk, mini-bulk and flow MSR acquisitions by PFSI between 2013 and 2015 decreased to $194.2 million, driven by repayments of the underlying loans and interest rate-driven fair value losses UPB associated with ESS investments decreased to $21.8 billion from $22.7 billion at March 31, 2019 MSR and ESS Investments ($ in millions) Trends in MSR and ESS Investments 2Q19 Earnings Report

Financial Results

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Market-driven value changes include fair value recognition upon loan delivery under firm commitment to purchase CRT securities attributable to the credit sensitive strategies segment; see slide 15 for details. Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income. (3) Equity allocated represents management’s internal allocation. MSR, ESS and distressed loan investments reflect an allocation of exchangeable senior notes and associated expenses. Second Quarter Income and Return Contributions by Strategy 2Q19 Earnings Report Q2 2019 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes(2) Income Excluding Market-Driven Value Changes(1)(2) WA EquityAllocated(3) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: GSE credit risk transfer $37,458,136.493648045 $7,313,776.7336480413 $30,144,359.760000005 $,476,343,927.31499994 0.31454698461078501 Distressed loan & REO investments -5,270,346.5335940616 0 -5,270,346.5335940616 ,125,016,562.87561461 -0.16862874525954771 Other credit sensitive strategies ,827,215.54 ,557,820.91 ,269,394.63 9,032,683.8496600017 0.36632104201505389 Net credit sensitive strategies $33,015,005.500053983 $7,871,597.6436480414 $25,143,407.856405944 $,610,393,174.4027462 0.21635238992941691 Interest rate sensitive strategies: MSRs (incl. recapture) $-,120,377,263.9331231 $-,136,887,235.77000001 $16,509,972.676687708 ESS (incl. recapture) -2,138,504.2530936436 -3,603,917.29 1,465,413.369063565 Agency MBS 27,843,450.40000003 21,235,166.209999997 6,608,283.8300000057 Non-Agency senior MBS (incl. jumbo) 54,503.490000000085 21,560.990000000085 32,942.5 Interest rate hedges 92,717,428.419999987 92,717,428.419999987 n/a Net interest rate sensitive strategies $-1,900,385.3964059576 $,-26,516,997.440000027 $24,616,612.4359407 $,811,593,143.4112252 -9.3661973950070875E-3 Correspondent production $16,165,733.484331954 $16,165,733.484331954 $,372,862,290.92523998 0.1734230988520449 Cash, short term investments, and other $1,583,738.1 $1,583,738.1 $49,001,636.698825002 0.12928041728352932 Management fees & corporate expenses ,-15,494,217.859999999 ,-15,494,217.859999999 Corporate $,-13,910,479.85 n/a $,-13,910,479.85 $49,001,636.698825002 -3.0177027417820298E-2 Benefit / (Provision) for income tax expense $10,863,007 $12,465,649.96240006 $-1,602,642.962400064 Net income $44,232,880.737979978 $-6,179,750.7001119778 $50,412,631.438091971 $1,843,850,245.755649 9.5957642668897378E-2 Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3226982579260589E-2 Net income attributable to common shareholders $37,996,943.237979978 $1,544,142,755.6655648 9.8428576240290264E-2 Diluted EPS $0.5 Average O/S (MM) 81.995640359779813 Book Value Per Share $20.786003008986452 Diluted EPS $0.5

Performance of the GSE Credit Risk Transfer Investments in 2Q19 2Q19 Earnings Report ($ in millions) Income Contribution Income Contribution Comments Market-driven value changes: Valuation-related changes included in Net gain (loss) on investment $-3,640,281.74 • Reflects effects of market credit spread widening on seasoned CRT investments Net gain on loans acquired for sale 10,954,058.473648041 • Fair value recognition upon loan delivery under firm commitment to purchase CRT securities totaled $20.4 million; $9.4 million was attributed to the Correspondent Production segment $7,313,776.7336480413 Income excluding market-driven value changes: Realized gains and carry included in Net gain (loss) on investment $35,290,556.289999999 • Spread income earned on CRT investments Losses recognized during period -,882,000 Interest income 7,830,080.5899999999 • Interest income on cash deposits securing CRT investments Interest expense ,-12,094,277.119999999 • Financing expense related to CRT investments $30,144,359.759999998 Total income contribution $37,458,136.493648037

Appendix

2Q19 Earnings Report PMT’s Business Model Is Unique Among Mortgage REITs Synergistic Partnership with PFSI Access to specialized mortgage capabilities, including origination and servicing operations PFSI has expertise across all mortgage functions with over 3,600 employees led by a highly experienced management team Enables PMT to aggregate quality investments in residential mortgage products with minimal operational risk Established appropriate agreements, controls and oversight to identify and manage potential conflicts Strong Balance Sheet with Significant Sources of Liquidity Strong capital structure with modest leverage and diversified sources of funding Securitization structure that allows for issuance of term notes on Fannie Mae MSRs to institutional investors Diversified Investment Strategy Access to Mortgage Origination and Servicing Assets Organically produced investments in credit risk and interest-sensitive assets driven by production activities Demonstrated ability to invest in multiple residential mortgage strategies to capitalize on market trends: newly originated loans, CRT, MSRs, ESS(1), RMBS(2) and distressed whole loans Securitization interests in HELOC(3) and prime non-QM(4) loans Exclusive rights to the conventional correspondent production business and resulting assets Right of first refusal on other investment opportunities sourced by its manager and service provider, PFSI Risk Management and Governance Substantial expertise and resources dedicated to risk management Sophisticated program to actively manage and hedge interest rate risk Governance led by board of trustees which includes seven independent trustees (1) Excess Servicing Spread (2) Residential Mortgage Backed Securities (3) Home Equity Line of Credit (4) Non-qualified mortgage

(1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period Track Record of Stable Dividends and Book Value 2Q19 Earnings Report Repurchased 14.7 million common shares at a cost of $216 million from 3Q15 through 1Q18 Issued 7.2 million common shares through an underwritten equity offering and our ATM program in 1Q19 Issued 10.2 million common shares through an underwritten equity offering and our ATM program in 2Q19 ROE(2) 8% 4% 11% 7% 10% 13% 11% 14% 10%

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Estimated Sensitivity to Changes in Interest Rates At 6/30/19 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of June 30, 2019; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as earnings forecasts. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) Management of PMT’s Interest Rate Risk(1) 2Q19 Earnings Report % change in PMT’s shareholders’ equity

MSRs and ESS Asset Valuation Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT. The fair value assessment of ESS gives consideration to expected servicing fee collections on non-MSR collateral that has been bought out of the underlying MSR pools due to ongoing servicer activity. The balance of the non-MSR collateral is reflected in the pool UPB above in the amount of $315 million. 2Q19 Earnings Report ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 6/30/19 Pool UPB $,106,200.5005298196 $21,757.902999999998 Pool weighted average coupon 4.3188643878391803E-2 4.1938830545298469E-2 Weighted-average pool prepayment speed assumption (CPR) 0.13886507563384645 0.11084771327856151 Weighted average servicing fee/spread 2.6594616800846094E-3 1.8660386986363549E-3 Fair value $1,126.4270101127686 $194.15563072699965 As a multiple of servicing fee 3.99 4.78 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/19 Pool UPB $99,279.532453479696 $22,664.21119486 Pool weighted average coupon 4.2931191921520298E-2 4.1889348466830997E-2 Weighted-average pool prepayment speed assumption (CPR) 0.116244474093064 0.103608810433114 Weighted average servicing fee/spread 2.6047367146935499E-3 1.8659996483642301E-3 Fair value $1,156.9081304559199 $205.08092964572299 As multiple of servicing fee 4.4737871560456925 4.8492336638460927

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans



Acquired by PFSI from Third-Party Seller(1)
Acquired by PMT from PFSI(1)
MSR Asset (e.g., 25bp servicing fee)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an wholly-owned subsidiary of PFSI
(2) Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac® 2Q19 Earnings Report | 21

-71% Y/Y Distressed Loan Portfolio Is Declining Through Liquidation and Sales 2Q19 Earnings Report Driven by bulk sale of $96 million in UPB -85% Y/Y Performing Loans (UPB in millions) Nonperforming Loans (UPB in millions) Driven by bulk sale of $232 million in UPB Driven by bulk sale of $35 million in UPB Completed the sale of non-performing loans totaling $42 million in UPB from the distressed portfolio Entered into an agreement after the quarter to sell approximately $115 million in UPB of nonperforming and reperforming loans from the distressed portfolio(1) This sale represents approximately 86% of the remaining distressed loan portfolio UPB at June 30, 2019 (1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of these transactions or that these transactions will be completed at all Driven by bulk sale of $42 million in UPB

Net Gains (Losses) on Loans Unaudited Performance of the Distressed Mortgage Loan Investments 2Q19 Earnings Report 72.569999999999993 20.86 16.57 1 16.57 1 16.57 Unaudited Quarter ended ($ in thousands) $43,555 $43,646 Valuation Changes: Performing loans $388 $-1,772 Nonperforming loans 535 -4,330 923 -6,102 Payoffs -,214 507 Sales -,224 144 $485 $-5,451 Unaudited ($ in thousands Quarter ended December 31, 2018 Accumulated Loss on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $4,209 $15 $-,226 REO 14,550 -3,441 -,204 Subtotal 18,759 -3,426 -,430 Distressed loan sales ,214,785 29,404 -1,012 $,233,544 $25,978 $-1,442

Return on Equity Contribution of the GSE Credit Risk Transfer Investments 2Q19 Earnings Report Annualized Return on Average CRT Equity Average CRT equity(1) ($ in millions) $166 $178 $207 $271 $333 $403 $452 $490 $446 (1) Equity allocated represents management’s internal allocation across segments and investment strategies $452 $476

Cash deposited in the SPV in deposits securing CRT agreements. Represents collateral for the initial credit risk retained Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae (1) Cumulative for the fifteen quarters ending 6/30/2019 Credit Risk Transfer – Income Statement and Balance Sheet Treatment Recognition upon loan delivery of fair value of firm commitment to purchase REMIC CRT securities 2Q19 Earnings Report Since Inception(1) ($ in thousands) Since Inception(1) As of December 31, 2018 1Q19 Activity 2Q19 Activity 3Q19 Activity 4Q19 Activity As of June 30, 2019 Year ended December 31, 2017 Total UPB of loans transferred under CRT agreements $69,228,518 UPB of loans transferred under CRT agreements $35,869,965 $35,869,965 $0 $35,869,965 $30,322,988 UPB of loans delivered subject to agreements to purchase REMIC CRT securities $33,358,553 $16,392,300 $7,702,080 $9,264,173 $33,358,553 Deposits placed to secure guarantees $2,130,314 1,203,220 1,203,220 $,606,594 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,204,001.41323000001 ,161,788 21,043.586230000001 21,169.827000000001 ,204,001.41323000001 $74,860 Valuation-gains ,118,387 ,118,341 6,460 -6,414 ,118,387 $92,994 $,322,388.41323000001 ,280,129 27,503.586230000001 14,755.827000000001 0 0 ,322,388.41323000001 $,167,854 Included in net gain on loans acquired for sale $70,586.5000000005 30,595 19,600.98000000002 20,390.906999999999 $70,586.5000000005 Payments made to settle losses $5,395.7999999999993 $3,619 $895.4 $881.4 $5,395.7999999999993 $1,486 ($ in thousands) At June 30, 2018 UPB of loans subject to guarantee obligation $59,643,310 Delinquency Current to 89 days delinquent $59,526,698 90 or more days delinquent $64,936 Foreclosure $9,356 Bankruptcy $42,320 Carrying value of CRT agreements Deposits securing CRT agreements $2,060,612 Derivative and credit risk transfer strip assets $,186,512 Interest-only stripped security payable at fair value $,-26,356 Firm commitment to purchase CRT security $15,581 Face amount of firm commitment to purchase CRT securities $,324,259

Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Credit Risk Transfer – Income Statement and Balance Sheet Treatment (cont’d) Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of firm commitment to purchase REMIC CRT securities based on loans delivered to date Face amount of firm commitment to purchase REMIC CRT securities related to loans delivered 2Q19 Earnings Report Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments At June 30, 2019 ($ in thousands) Since Inception(1) As of December 31, 2018 1Q19 Activity 2Q19 Activity 3Q19 Activity 4Q19 Activity As of June 30, 2019 Year ended December 31, 2017 Total UPB of loans transferred under CRT agreements $69,228,518 UPB of loans transferred under CRT agreements $35,869,965 $35,869,965 $0 $35,869,965 $30,322,988 UPB of loans delivered subject to agreements to purchase REMIC CRT securities $33,358,553 $16,392,300 $7,702,080 $9,264,173 $33,358,553 Deposits placed to secure guarantees $2,060,612 1,203,220 1,203,220 $,606,594 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,204,001.41323000001 ,161,788 21,043.586230000001 21,169.827000000001 ,204,001.41323000001 $74,860 Valuation-gains ,118,387 ,118,341 6,460 -6,414 ,118,387 $92,994 $,322,388.41323000001 ,280,129 27,503.586230000001 14,755.827000000001 0 0 ,322,388.41323000001 $,167,854 Included in net gain on loans acquired for sale $70,586.5000000005 30,595 19,600.98000000002 20,390.906999999999 $70,586.5000000005 Payments made to settle losses $5,395.7999999999993 $3,619 $895.4 $881.4 $5,395.7999999999993 $1,486 ($ in thousands) At June 30, 2018 UPB of loans subject to guarantee obligation $59,643,310 Delinquency Current to 89 days delinquent $59,526,698 90 or more days delinquent $64,936 Foreclosure $9,356 Bankruptcy $42,320 Carrying value of CRT agreements Deposits securing CRT agreements $2,060,612 Derivative and credit risk transfer strip assets $,186,512 Interest-only stripped security payable at fair value $,-26,356 Firm commitment to purchase CRT security $15,581 Face amount of firm commitment to purchase CRT securities $,324,259

(1) FICO and LTV metrics at origination (UPB in billions) PMT’s Investments in GSE Credit Risk Transfer 2Q19 Earnings Report ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43646 At inception 43646 At inception 43646 UPB $1.32 $0.65902368029999991 UPB $4.2 $2.4823395352299999 UPB $6.4 $4.8178381072600001 Loan Count 4,108 2,628 Loan Count 15,255 9,969 Loan Count 21,615 17,130 % Purchase 0.67599805258033097 0.69710806697108063 % Purchase 0.71399541134054401 0.73588123181863774 % Purchase 0.67400000000000004 0.70093403385872732 WA FICO(1) 741.62092290717601 743.85086395454675 WA FICO(1) 742.59141710737094 743.80705753333393 WA FICO(1) 748.14379736670799 749.74895328371917 WA LTV(1) 0.80542303113345803 0.80950665812435296 WA LTV(1) 0.81227108641329104 0.81715496650889996 WA LTV(1) 0.81213195516699999 0.81148936703570096 60+ Days Delinquent Loan Count 16 60+ Days Delinquent Loan Count 70 60+ Days Delinquent Loan Count 77 60+ Days Delinquent % o/s UPB .562% 60+ Days Delinquent % o/s UPB .74% 60+ Days Delinquent % o/s UPB .447% 180+ Days Delinquent Loan Count 15 180+ Days Delinquent Loan Count 62 180+ Days Delinquent Loan Count 45 Actual Losses ($k) $433.11622999999997 Actual Losses ($k) $1,576.8796900000002 Actual Losses ($k) $1,269.3313639999999 CRT 2016 -2 (August 2016 - May 2018) CRT 2018 -1 (June 2018 - March 2019) CRT 2019 -1 (April 2019 - Current) At inception 43646 At inception 43646 At inception 43646 UPB $23.87681873659 $20.106424268540003 UPB $24.225228437519998 $22.353008783549999 UPB $9.1890923754199996 $9.1890923754199996 Loan Count 86,057 76,320 Loan Count 85,434 82,280 Loan Count 31,362 31,362 % Purchase 0.73231658537844102 0.74181079664570226 % Purchase 0.81513749434996197 0.81742829363150216 % Purchase 0.77246349084879795 0.77246349084879795 WA FICO(1) 747 746.43940525694177 WA FICO(1) 746.05023995080398 745.78465996221178 WA FICO(1) 749.78469667198488 749.78469667198488 WA LTV(1) 0.82499999999999996 0.82673293483326005 WA LTV(1) 0.83757801659987496 0.83859981234831305 WA LTV(1) 0.84501917426710704 0.84501917426710704 60+ Days Delinquent Loan Count 297 60+ Days Delinquent Loan Count 127 60+ Days Delinquent Loan Count 2 60+ Days Delinquent % o/s UPB .388% 60+ Days Delinquent % o/s UPB .159% 60+ Days Delinquent % o/s UPB 75434410253119856.754% 180+ Days Delinquent Loan Count 79 180+ Days Delinquent Loan Count 16 180+ Days Delinquent Loan Count 0 Actual Losses ($k) $2,116.5111100000004 Actual Losses ($k) $0 Actual Losses ($k) $0 Total At inception 43646 UPB $69.211139549530003 $59.607726750300003 Loan Count ,243,831 ,219,689 % Purchase 0.76056826622480878 0.77051650287451812 WA FICO(1) 746.78949963191997 746.81797642090623 WA LTV(1) 0.829255353885895 0.83208035204006803 60+ Days Delinquent Loan Count 587 60+ Days Delinquent % o/s UPB .267% 180+ Days Delinquent Loan Count 217 Actual Losses ($k) $5,395.8383940000003

Correspondent Production Acquisitions and Locks by Product Note: Delegated volumes exclude PennyMac Financial’s direct lending loans acquired by PMT. Amounts may not sum exactly due to rounding. 2Q19 Earnings Report (1) Consists of prime jumbo and non-QM loans (UPB in millions) 2Q18 3Q18 4Q18 1Q19 2Q19 QoQ YoY Acquisitions Delegated Conventional Conforming $5,399.3168507299988 $7,502.9118440200009 $9,051.5303497000041 $8,130.1551775100015 $10,736.8735791 0.32062344994359027 0.98856149322823161 Delegated Government 9,546.321426500013 8,970.207506939998 8,885.1505081599989 6,751.9281152599997 10,574.13824940001 0.56607322300154883 0.10768680294896105 $8,135.5517995900018 $10,741.77739390001 Delegated Non-Agency(1) 8.4138509399999997 8.6219371000000002 4.6743108200000005 5.3966220800000002 4.2041602899999999 -0.22096447969171118 -0.5003286461835037 Non-Delegated 0 74.54083 119.933882 173.50670600000001 402.46240699999998 1.3195783971600497 #DIV/0! Total Correspondent Acquisitions $14,953.762844320001 $16,556.28211806 $18,061.289050680003 $15,060.986620850001 $21,717.553971329999 0.44197418921180343 0.45231365492593323 PFSI's Direct Lending Loans Acquired by PMT 665.58822899999996 901.95315400000004 878.90821000000005 729.86238200000003 1,126.9662900000001 0.54408052503245741 0.69318843227319182 Total Acquisitions $15,619.351073320002 $17,458.235272059999 $18,940.197260680005 $15,790.84900285 $22,844.520261329999 0.44669360445451178 0.46257806448512317 Locks Delegated Conventional Conforming $5,979.4757300000001 $8,391.502919999999 $9,638.6547410000003 $8,973.6361390000002 $12,627.741751 0.40720456628712864 1.1118476470511571 Delegated Government 10,082.19819999799 9,145.7154989997998 8,962.1117979997998 7,385.2669409998998 12,028.369231999901 0.62869796421622182 0.19305153597685942 Delegated Non-Agency(1) 50.109818000000004 19.781337000000001 11.187849999999997 13.32025 0 14.479428999999996 8.7023817120549296E-2 -0.71104606686059024 Non-Delegated 120.64598000000001 156.93197000000001 227.10090400000001 359.95399000000003 636.15033200000005 0.76731012760825346 4.2728680392003113 Total Locks $16,232.2513479998 $17,713.931725999802 $18,839.55292999798 $16,732.177319999901 $25,306.740743999901 0.51245951199374762 0.55904071477542105 $6,073.3189306699987 $8,413.4869351200014 $9,935.1128705200044 $8,865.414181590002 $11,868.44029390001 Correspondent Production pretax income 5.9539999999999997 $-0.628 $3.621 $16.165733484332002 PCG PTI as % of locks 7.0785861208352222E-4 -33335004873272587.0333% 2.1640937283588514E-4 6.3879160291175838E-4 Fulfillment fees 28.591000000000001 27.574000000000002 29.59 3.1570620443949105E-3 3.3893214227201673E-3 2.7548445992050378E-3 PMT Total Acquisitions $6,073.3189306699987 $8,413.4869351200014 $9,935.1128705200044 $8,865.414181590002 -0.10766849887574692 0.79454552900566178 CDL conventional $633.68352399999992 $827.61793922000004 $739.89155200000005 $608.54488500000002 BDL conventional $31.904705000000003 $69.722358999999997 $139.01665800000001 $121.317497 Total conventional (excl nonDel) $6,064.9050797299988 $8,400.2521422400005 $9,930.4385597000037 $8,860.175595100009 CRT deliveries 3900 $6,773.3360000000002 $8,083.5919999999996 $7,260.1940000000004 0.64304386445131678 0.80632532039613647 0.81402165185383346 0.8194333646898011 Total Conventional $6,073.3189306699987 $8,488.277651200013 $10,053.97621520004 $9,000.116705900018 $12,182.848394390001 Conventional Lock Volume $6,029.585548 $8,411.2842569999993 $9,649.8425910000005 $8,986.9563890000009 $12,642.22118 0.40673000210327381 1.0966982024483252 Conventional w/ non-delegated $6,150.2315280000003 $8,568.216226999999 $9,847.2912749999996 $9,259.819765000002 $13,131.316382000001 0.41809632533382235 1.1350930159649106